UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 28, 2007

THE CHEESECAKE FACTORY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

26901 Malibu Hills Road
Calabasas Hills, California 91301
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(818) 871-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01  OTHER EVENTS

In a press release dated June 29, 2007, The Cheesecake Factory Incorporated announced that it opened its 125th Cheesecake Factory restaurant at the South Shore Plaza in Braintree, Massachusetts on June 28, 2007.  The restaurant contains approximately 11,200 square feet and 300 seats.

The full text of this press release is attached as Exhibit 99.1 to this report and is herein incorporated by reference.

In a press release dated July 2, 2007, The Cheesecake Factory Incorporated announced that it will present at the CIBC World Markets 7th Annual Consumer Growth Conference in Boston on July 10, 2007 at 12:05 p.m. Eastern Time.  David Overton, Chairman and CEO, and Michael Dixon, Senior Vice President and CFO, will be presenting on behalf of the Company.

The full text of this press release is attached as Exhibit 99.2 to this report and is herein incorporated by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1	Press release dated June 29, 2007 entitled, “The Cheesecake Factory Opens in Braintree, Massachusetts”

99.2	Press release dated July 2, 2007 entitled, “The Cheesecake Factory to Present at the CIBC World Markets 7th Annual Consumer Growth Conference”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2007		THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ MICHAEL J. DIXON
Michael J. Dixon Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated June 29, 2007 entitled, “The Cheesecake Factory Opens in Braintree, Massachusetts”

99.2	Press release dated July 2, 2007 entitled, “The Cheesecake Factory to Present at the CIBC World Markets 7th Annual Consumer Growth Conference”